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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 3, 2001



                             CONTINUCARE CORPORATION
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             (Exact name of registrant as specified in its charter)


           FLORIDA                       1-12115                 59-2716023
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       (State or Other           (Commission File Number)     (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)


                             CONTINUCARE CORPORATION
                               80 S.W. 8TH STREET
                                   SUITE 2350
                              MIAMI, FLORIDA 33130
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                     (Address of principal executive office)




       Registrant's telephone number, including area code (305) 350-7515



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ITEM 1.  CHANGE OF CONTROL

         On August 3, 2001, Continucare Corporation (the "Company") announced the restructuring of its outstanding Convertible Subordinated Notes due 2002 (the "Notes"). Frost Nevada Limited Partnership ("Frost Nevada"), an entity controlled by Dr. Phillip Frost, a director of the Company, purchased in a private transaction with certain holders of the Notes $6,219,511 principal amount of Notes (the "Purchased Debt") and 9,640,244 shares of common stock of the Company (the "Purchased Shares"). Frost Nevada immediately exchanged the Purchased Debt for (i) 6,219,511 shares of common stock of the Company and (ii) a new convertible note (the "New Note") in the principal amount of $912,195, with an October 2005 maturity date. At such time Dr. Phillip Frost was deemed to beneficially own 55.5% of the Company's outstanding common stock, assuming conversion of the New Note. The parties have agreed that the effective date of the transaction is June 30, 2001. The foregoing summary of the New Note is qualified in its entirety by a copy of the New Note attached hereto as Exhibit
4.1 and incorporated herein by reference.

         Frost Nevada subsequently sold approximately 13% of the Purchased Shares, 13% of the shares of common stock issuable upon conversion of the Purchased Debt and transferred 13% of the New Note in a private transaction to a group of six investors. As a result of the foregoing, Dr. Phillip Frost beneficially owns 50% of the Company's outstanding common stock, assuming conversion of the New Note, or 49% of the Company's outstanding common stock, prior to giving effect to the conversion of the New Note.

ITEM 5.  OTHER EVENTS

         The Company reported the restructuring of its Convertible Subordinated Notes. The press release dated August 3, 2001 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

              The following exhibit is filed as part of this Report on Form 8-K:

                  Exhibit 4.1 Convertible Subordinated Promissory Note issued to Frost Nevada Limited Partnership

                  Exhibit 99.1  Press release of the Company, dated
                                August 3, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONTINUCARE CORPORATION



Date:  August 15, 2001                By:  /s/ Spencer J. Angel
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                                           Spencer J. Angel
                                           Chief Executive Officer and President



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